UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 13, 2006

First Indiana Corporation

(Exact name of registrant as specified in its charter)

Indiana	0-14354	35-1692825
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

135 North Pennsylvania Street

Suite 2800

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 269-1200

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure

On September 13, 2006, First Indiana Corporation issued a press release announcing that Tim Massey will join First Indiana Bank as Executive Vice President and head of its Corporate Banking Group. The press release is attached as an exhibit to this Report and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description

99.1	First Indiana Corporation’s press release dated September 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 13, 2006	FIRST INDIANA CORPORATION By: /s/ William J. Brunner William J. Brunner Vice President and Chief Financial Officer